UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                       to
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 26, 2001

                        ---------------------------------

                        Commission file Number 000-26839

                                SNAP2 CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         -------------------------------


Nevada                                                    88-0407246
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)


10641 Justin Drive
Urbandale, Iowa                                           50322
(Address of principal executive offices)                  (Zip Code)


                                 (515) 331-0560
                (Registrant's Executive Office Telephone Number)

Item 2. Acquisition or Disposition of Assets

On September 6, 2001 Registrant, together with its wholly-owned subsidiary ISES Canada Incorporated, a Canadian corporation, entered into an Asset Purchase Agreement with Inflight Digital Limited, a company incorporated under the laws of England and Wales ("Buyer"). Pursuant to the Agreement, Registrant and its subsidiary (collectively "Seller") agreed to sell to the Buyer all of Seller's inflight entertainment ("IFE") assets comprising its IFE business segment. The IFE assets include all of Seller's rights and obligations under its contracts with airline operators for the provision of IFE products and services, Seller's rights and obligations under license and distribution agreements relating to its IFE business, Seller's files, books and records relating to its IFE assets and other tangible property and physical assets used by Seller solely in connection with IFE business. Seller also granted Buyer a perpetual, royalty free, exclusive worldwide license to use, for IFE business only, Seller's intangible properties and rights relating to its IFE business.

The Agreement was entered into prior to the September 11, 2001 terrorist attacks in the United States and as a result of the terrorist attacks, the Buyer encountered difficulties in finalizing its financing arrangements to complete the acquisition of the IFE assets.

As a result, the parties entered into subsequent discussions and negotiations regarding the proposed sale and on November 26, 2001, the parties entered into an Amended and Substituted Asset Purchase Agreement pursuant to which the Seller would sell and license the IFE assets to the Buyer as described above, however, the Purchase Price has been reduced and the payment of the Purchase Price has been structured to be completed in phases. The transaction closed on the same date as the date of the Agreement.

Registrant will continue its business activities as a software developer and software service provider for embedded systems including set-top boxes for interactive television and Internet appliances for the consumer electronics market. Management believes that the sale of the IFE business segment will enhance Registrant's ability to expand its other business activities.

The total purchase price for the sale and license of the IFE assets is $300,000 plus (i) fifty percent (50%) of all revenue received by Buyer from certain existing customers for a period of three (3) years; (ii) twenty-five percent (25%) of all revenues received by Buyer under certain new business generated by Buyer; (iii) an amount not to exceed $100,000 of the existing contract with British Airways as assigned to Buyer plus fifty percent (50%) of all revenue received by Buyer from British Airways during the three (3) years after closing; and (iv) $75,000 upon receipt of the consent of Air France that it will expand the number of aircraft using the software and fifty percent (50%) of the revenues received from Air France during the three (3) years after closing. Reference is hereby made to Sections 1.6 and 2.1 of the Amended and Restated Asset Purchase Agreement attached as Exhibit 2 for a description of the various aspects of the purchase price.

Item 5. Other Events

In connection with the event described in Item 2 above, Registrant acquired 100% of the issued and outstanding stock of ISES Canada Incorporated, a Canadian corporation incorporated under the laws of Ontario with its principal office in Toronto, Canada. ISES Canada Incorporated was affiliated with the Registrant in that Registrant's controlling shareholder also owned an interest in ISES Canada Incorporated and Registrant contracted with ISES Canada Incorporated on a


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

regular basis for software design and consulting services. The purchase price for all of the shares of stock of ISES Canada Incorporated was $105,630 (Canadian). ISES Canada Incorporated had previously done software development work for the Registrant and in order to effectively transfer all rights and intellectual property included in the sale of Registrant's IFE business segment, it was deemed necessary to include ISES Canada Incorporated as a Seller and that the transaction would be facilitated by making this entity a wholly-owned subsidiary of Registrant.

Item 7. Financial Statements and Exhibits

        (b) (1) ProForma Financial Information

UNAUDITED PRO FORMA HISTORICAL FINANCIAL STATEMENTS

The Unaudited Pro Forma Historical Financial Statements for the Registrant give effect to the Registrant disposing and licensing of the inflight entertainment ("IFE") assets. See Item 2 for description of this transaction.

The following unaudited pro forma statements of operations and pro forma balance sheet of the Registrant give effect to the disposal and licensing of the IFE assets as if the transaction had occurred as of the beginning of the period presented or at the balance sheet date.

The following unaudited pro forma statements of operations and pro forma balance sheet are based on historical financial data, and on assumptions described in the notes thereto. All such assumptions and adjustments are inherently subject to significant uncertainty and contingencies.

The unaudited pro forma historical financial information should be read in conjunction with the Registrant's financial statements and the related notes appearing in the Registrant's Annual Report on Form 10-KSB dated December 29, 2000 and Quarterly Report on Form 10-QSB dated August 10, 2001.


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


SNAP2 CORPORATION
Unaudited Pro Forma Statement of Operations
For the Nine Months Ended June 30, 2001


                                                               Pro Forma
                                            Historical         Adjustments            Pro Forma
                                           ------------       ------------          ------------
Revenue
     License fees                          $    417,894       $   (126,759)(1)      $    291,135
     Consulting                                 946,617                                  946,617
     Maintenance                                 40,593                                   40,593
                                           ------------       ------------          ------------
           Total revenue                      1,405,104           (126,759)            1,278,345

Expenses
     Payroll                                  1,281,561            (25,857)(2)         1,255,704
     Payroll taxes                               85,417                                   85,417
     Employee health insurance                   52,159                                   52,159
     Employer 401(k) contribution                39,191                                   39,191
     Software development and
       consulting                               169,101                                  169,101
     Administration                             252,221                                  252,221
     Interest                                    31,226                                   31,226
     Travel                                      88,689                                   88,689
     Marketing                                   15,533                                   15,533
     Miscellaneous                               19,896                                   19,896
     Equipment and office rent                   44,072                                   44,072
     Depreciation                                18,045                                   18,045
                                           ------------       ------------          ------------

           Total expenses                     2,097,111            (25,857)            2,071,254
                                           ------------       ------------          ------------

                Net loss                   $   (692,007)      $   (100,902)         $   (792,909)
                                           ============       ============          ============

Net loss per share -
     Basic                                 $      (0.04)      $      (0.00)         $      (0.04)
                                           ============       ============          ============

     Diluted                               $      (0.04)      $      (0.00)         $      (0.04)
                                           ============       ============          ============

Weighted average shares outstanding -
     Basic                                   17,856,000         17,856,000            17,856,000
                                           ============       ============          ============

     Fully Diluted                           17,856,000         17,856,000            17,856,000
                                           ============       ============          ============


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


Notes to Unaudited Pro Forma Statement of Operations for the nine months ended June 30, 2001


The following notes to the pro forma adjustments for the unaudited Statement of Operations for the nine months ended June 30, 2001 set forth the adjustments necessary to reflect the disposition and license of IFE assets as if this had occurred on October 1, 2000.

     (1)  Reduce the IFE revenue due to the disposal and license of IFE assets.

     (2)  Eliminate commissions attributable to the IFE assets.


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


SNAP2 CORPORATION
 Unaudited Pro Forma Balance Sheet
 As of June 30, 2001


                                                                                Pro Forma
                                                              Historical       Adjustments           Pro Forma
                                                             -----------       -----------          -----------
Assets
Cash and cash equivalents                                    $    18,961       $    60,000(1)       $    78,961

Accounts receivable                                              275,690                                275,690
                                                             -----------       -----------          -----------
          Total current assets                                   294,651            60,000              394,651


Equipment, net of accumulated depreciation                        62,654                                 62,654

Other assets                                                       3,150                                  3,150
                                                             -----------       -----------          -----------

               Total assets                                  $   360,455       $    60,000          $   420,455
                                                             ===========       ===========          ===========

Liabilities and Stockholders' Deficit
Accounts payable                                             $   184,410          (140,000)(1)      $    44,410

Accrued payroll and related liabilities                          226,872          (100,000)(1)          126,872

Accrued royalty                                                   10,500                                 10,500

Accrued interest payable                                          18,766                                 18,766

Deferred income                                                  101,118                                101,118

Line of credit                                                   200,000                                200,000

Current portion of long-term debt                                 41,538                                 41,538
                                                             -----------       -----------          -----------
          Total current liabilities                              783,204          (240,000)             543,204

Long-term debt                                                   183,077                                183,077
                                                             -----------       -----------          -----------
          Total liabilities                                      966,281          (240,000)             726,281

Stockholders' deficit:
    Common stock - $0.001 par value; 50,000,000
     shares authorized; 17,856,000 shares issued and
     outstanding                                                  17,856                                 17,856
    Convertible preferred stock - $0.001 par value;
     20,000,000 shares authorized; 10,000 shares
     issued and outstanding.  Shares convert to
   common stock at a ratio of 1,000 shares of
      common for each share of convertible preferred
      stock on February 28, 2002                                      10                                      10

    Additional paid-in capital                                 1,377,648                              1,377,648

    Accumulated deficit                                       (1,983,690)          300,000(2)        (1,683,690)

    Unearned compensation                                        (17,650)                               (17,650)
                                                             -----------       -----------          -----------
        Total stockholders' deficit                             (605,826)          300,000             (305,826)
                                                             -----------       -----------          -----------
            Total liabilities and stockholders' deficit      $   360,455       $    60,000          $   420,455
                                                             ===========       ===========          ===========


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


Notes to Unaudited Pro Forma Balance Sheet
As of June 30, 2001


The following notes to the pro forma adjustments for the unaudited Balance Sheet as of June 30, 2001 set forth the adjustments necessary to reflect the disposition and license of IFE assets as if this had occurred on June 30, 2001.

     (1) Record net cash received from the disposal and license of IFE assets, after adjustment for payment of certain liabilities.

     (2)  Record the gain on the disposal and license of IFE assets.

SNAP2 CORPORATION
Unaudited Pro Forma Statement of Operations
For the Twelve Months Ended September 30, 2000


                                                                  Pro Forma
                                               Historical        Adjustments            Pro Forma
                                              ------------       ------------          ------------
Revenue
     License fees                             $    294,751       $(172,125) (1)        $    122,626
     Consulting                                    387,723                                  387,723
     Maintenance                                    33,061                                   33,061
     Other                                          21,519                                   21,519
                                              ------------       ------------          ------------
         Total revenue                             737,054           (172,125)              564,929

Expenses
     Payroll                                       839,550            (17,680)(2)           821,870
     Payroll taxes                                  59,227                                   59,227
     Employee health insurance                      40,100                                   40,100
     Software development and consulting           377,551                                  377,551
     Administration                                191,064                                  191,064
     Interest                                       19,914                                   19,914
     Travel                                        110,029                                  110,029
     Marketing                                       4,388                                    4,388
     Miscellaneous                                   1,066                                    1,066
     Equipment and office rent                      46,734                                   46,734
     Depreciation                                   14,470                                   14,470
                                              ------------       ------------          ------------

         Total expenses                          1,704,093            (17,680)            1,686,413
                                              ------------       ------------          ------------


              Net loss                        $   (967,039)      $   (154,445)         $ (1,121,484)
                                              ============       ============          ============

Net loss per share -
     Basic                                    $      (0.07)      $      (0.01)         $      (0.08)
                                              ============       ============          ============

     Diluted                                  $      (0.07)      $      (0.01)         $      (0.08)
                                              ============       ============          ============

Weighted average shares outstanding -
     Basic                                      14,536,175         14,536,175            14,536,175
                                              ============       ============          ============

     Fully Diluted                              14,536,175         14,536,175            14,536,175
                                              ============       ============          ============


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


Notes to Unaudited Pro Forma Statement of Operations for the twelve months ended September 30, 2000


The following notes to the pro forma adjustments for the unaudited Statement of Operations for the twelve months ended September 30, 2000 set forth the adjustments necessary to reflect the disposition and license of IFE assets as if this had occurred on October 1, 1999.

     (1)  Reduce the IFE revenue due to the disposal and license of IFE assets.

     (2)  Eliminate commissions attributable to the IFE assets.


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


     (c)  Exhibits

          2. Amended and Restated Asset Purchase Agreement dated November 26, 2001 by and among Registrant and ISES Canada Incorporated (a wholly-owned subsidiary of Registrant), as Sellers and Inflight Digital Entertainment as Buyer.


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


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SNAP2 CORPORATION
                                        Registrant


                                        By   /s/  Dean R. Grewell
                                             -----------------------------------
                                             Dean R. Grewell, III
                                             President & Chief Executive Officer

Date:  December 10, 2001

EX-2  Amended and Restated Asset Purchase Agreement


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